                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended

                        Date of Report: September 7, 2005
                        ---------------------------------
                        (date of earliest event reported)

                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                    -----------------------------------------
               (Exact name of Registrant as Specified in Charter)

             Delaware                 333-123974-01             23-2811925
             --------                 -------------             ----------
          (State or Other              (Commission           (I.R.S. Employer
  Jurisdiction of Incorporation)      File Number)        Identification Number)

                                 200 Witmer Road
                                 ---------------
                           Horsham, Pennsylvania 19044
                           ---------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (215) 328-3164
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Items 1 through 7 are not included because they are not applicable.

Item 8.01 Other Events

         On September 7, 2005, GMAC Commercial Mortgage Securities, Inc. (the
"Depositor"), GMAC Commercial Mortgage Corporation (the "Master Servicer" and
the "Serviced Whole Loan Paying Agent"), GMAC Commercial Mortgage Corporation
(the "Special Servicer"), LaSalle Bank National Association (the "Trustee") and
ABN AMRO Bank N.V. (the "Fiscal Agent") entered into Amendment No. 1 to the
Pooling and Servicing Agreement (the "Amendment"). The Amendment amends the
Pooling and Servicing Agreement, dated as of June 1, 2005, among the Depositor, the Master Servicer, the Serviced Whole Loan Paying Agent, the Special Servicer,
the Trustee and the Fiscal Agent. the Depositor, the Master Servicer, the
Serviced Whole Loan Paying Agent, the Special Servicer, the Trustee and the
Fiscal Agent, pursuant to Section 11.01(a) thereof, effective as of June 1,
2005, in order to correct certain errors and/or inconsistencies in the definition of "Class X-2 Notional Amount" and in the definition of "Windsor
Hospitality Portfolio Co-Lender Agreement."

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

                                       2

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Not applicable.

(d)      Exhibits:

         4.1   * Pooling and Servicing Agreement, dated as of June 1, 2005, among GMAC Commercial Mortgage Securities, Inc., as depositor,
               GMAC Commercial Mortgage Corporation, as master servicer and serviced whole loan paying agent, GMAC Commercial Mortgage
               Corporation, as special servicer, LaSalle Bank National
               Association, as trustee, and ABN AMRO Bank N.V., as Fiscal
               Agent.

         4.2   Amendment No. 1 to the Pooling and Servicing Agreement, dated as of September 7, 2005, among GMAC Commercial Mortgage
               Securities, Inc., as depositor, GMAC Commercial Mortgage
               Corporation, as master servicer and serviced whole loan paying agent, GMAC Commercial Mortgage Corporation, as special
               servicer, LaSalle Bank National Association, as trustee, and
               ABN AMRO Bank N.V., as Fiscal Agent.

         * Incorporated by reference from the Current Report on Form 8-K filed
July 8, 2005 (File No. 333-123974-01).

                                       3

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    GMAC COMMERCIAL MORTGAGE
                                                    SECURITIES, INC., Registrant

                                                    By:  /s/Victor Diaso
                                                         -----------------------
                                                         Name: Victor Diaso
                                                         Title: Vice President

Date:    September 9, 2005

EXHIBIT INDEX

Exhibit No.       Description of Exhibit
------------       ----------------------

         4.1      * Pooling and Servicing Agreement, dated as of June 1, 2005, among GMAC Commercial Mortgage Securities, Inc., as depositor,
                  GMAC Commercial Mortgage Corporation, as master servicer and serviced whole loan paying agent, GMAC Commercial Mortgage
                  Corporation, as special servicer, LaSalle Bank National
                  Association, as trustee, and ABN AMRO Bank N.V., as Fiscal
                  Agent.

         4.2      Amendment No. 1 to the Pooling and Servicing Agreement, dated as of September 7, 2005, among GMAC Commercial Mortgage
                  Securities, Inc., as depositor, GMAC Commercial Mortgage
                  Corporation, as master servicer and serviced whole loan paying agent, GMAC Commercial Mortgage Corporation, as special
                  servicer, LaSalle Bank National Association, as trustee, and
                  ABN AMRO Bank N.V., as Fiscal Agent.

         * Incorporated by reference from the Current Report on Form 8-K filed
July 8, 2005 (File No. 333-123974-01).